                                                                     Exhibit 4.3

   A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common                     UNIF GIFT MIN ACT -- ___________________ Custodian _____________________
   TEN ENT -- as tenants by the entireties                                         (Cust)                         (Minor)
   JT TEN  -- as joint tenants with right of                                under Uniform Gifts to Minors
              survivorship and not as tenants                               Act _______________________________________________
              in common                                                                       (State)
                                                       UNIF TRF MIN ACT  -- ____________ Custodian (until age ________________)
                                                                                (Cust)
                                                                            ____________________________under Uniform Transfers
                                                                                   (Minor)
                                                                            to Minors Act _____________________________________
                                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________

                                      X_________________________________________
                                      X_________________________________________
                                       THE SIGNATURES TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                              NOTICE: UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By_________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION(BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17AG-16.

COMMON STOCK                                                        COMMON STOCK


                                [LOGO OF ARIS]


INCORPORATED UNDER THE LAWS OF                                   SEE REVERSE FOR
THE STATE OF WASHINGTON                                      CERTAIN DEFINITIONS
                                                               CUSIP 04040A 10 1

     THIS CERTIFIES THAT








     is the record holder of



     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF
        ----------------------                  -----------------------
   --------------------------- ARIS CORPORATION ----------------------------
        ----------------------                  -----------------------
   transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
      WITNESS the facsimile signatures of its duly authorized officers.

      Dated:

           /s/ Herbert W. Suyayan, Jr.                /s/ Paul Soy
                   SECRETARY               PRESIDENT AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                   TRANSFER AGENT AND REGISTRAR
BY

                           AUTHORIZED SIGNATURE